Exhibit 99.3

Escrow Agreement

Dated  13 February 2006

Wesfarmers Railroad Holdings Pty Ltd (ABN 64 008 705 986) (“WRH”)

GWI Holdings Pty Ltd (ABN 37 094 819 806) (“GWI”)

Babcock & Brown WA Rail Pty Ltd (ACN 118 144 960) (“Buyer”)

QRNational West Pty Ltd (ACN 118 274 776) (“QR”)

Mallesons Stephen Jaques ABN 22 041 424 954 (“Escrow Agent”)

Mallesons Stephen Jaques

Level 50

Bourke Place

600 Bourke Street

Melbourne Vic 3000

Australia

T +61 3 9643 4000

F +61 3 9643 5999

DX 101 Melbourne

www.mallesons.com

8184267_10

Escrow Agreement

Contents

Details		1
General terms		3

1	Appointment of Escrow Agent	3

2	Escrow Account	3

2.1	Establishment of Escrow Account	3
2.2	Investment; Losses	3

3	Release from Escrow	4

3.1	Payments from Escrow Account	4
3.2	Payment	4
3.3	Re-deposit of amounts released	4

4	Obligations of the Escrow Agent	4

5	Liability of Escrow Agent	5

5.1	No liability	5
5.2	Reliance	5
5.3	Disagreement between WRH, GWI, the Buyer and QR	5
5.4	Agent may seek advice	5
5.5	Application of law	6
5.6	Escrow Agent not to account	6
5.7	No liability in relation to transmission	6
5.8	Fund insurance	6

6	GST	6

7	Indemnity	6
7.1	Application	6
7.2	Indemnity by WRH, GWI, the Buyer and QR	6
7.3	Nature of indemnification	7
7.4	Benefit of indemnity	7
7.5	Indemnity continuous	7

8	Retirement of Escrow Agent; Termination	7

8.1	Retirement	7
8.2	Termination	8

9	Notices	8

9.1	Form	8
9.2	Delivery	8
9.3	When effective	9
9.4	Receipt - post	9
9.5	Receipt - fax	9
9.6	Receipt - general	9

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10	Governing Law, Jurisdiction and Service of Process	9

10.1	Governing law	9
10.2	Jurisdiction	9
10.3	Serving documents	9

11	General	9

11.1	Prompt performance	9
11.2	Rights and obligations are unaffected	10
11.3	Costs	10
11.4	Stamp duty	10
11.5	Assignment	10
11.6	Confidentiality	10
11.7	Exercise of rights	11
11.8	Supervening legislation	11
11.9	Waiver and amendment	11
11.10	Construction	11
11.11	Severability	11
11.12	Entire agreement	11
11.13	Counterparts	11

12	Definitions and Interpretation	12

12.1	Definitions	12
12.2	Interpretation	12
12.3	Headings	13

Schedule 1 - Form of Joint Written Instructions		14

Signing page		16

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Escrow Agreement

Details

Interpretation – definitions are at the end of the General terms

Parties	WRH, GWI, Buyer, QR and Escrow Agent
WRH	Name	Wesfarmers Railroad Holdings Pty Ltd
	ABN	64 008 705 986
	Address	Level 11, Wesfarmers House, 40 The Esplanade, Perth, Western Australia, 6000
	Fax	(08) 9327 4290
	Attention	The Company Secretary

GWI	Name	GWI Holdings Pty Ltd
	ABN	37 094 819 806
	Address	66 Field Point Road, Greenwich, Connecticut, United States of America
	Fax	+1 203 661 4106
	Attention	General Counsel

Buyer	Name	Babcock & Brown WA Rail Pty Ltd
	ACN	118 144 960
	Address	Level 39, The Chifley Tower, 2 Chifley Square, Sydney NSW 2000
	Fax	(02) 9223 2904
	Attention	General Counsel

QR	Name	QRNational West Pty Ltd
	ACN	118 274 776
	Address	Level 14, Rail Centre 1, 305 Edward Street, Brisbane QLD 4000
	Fax	(07) 3235 2188
	Attention	Lisa Swenson

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Escrow Agent	Name	Mallesons Stephen Jaques
	ABN	22 041 424 954
	Address	Level 60, Governor Phillip Tower, 1 Farrer Place, Sydney, 2000
	Fax	(02) 9296 3961
	Attention	Dave Poddar

Recitals

A         It is proposed that WRH, GWI, the Buyer, QR and other persons shall, on or about the date of this agreement, enter into a Share Sale Agreement under which the Buyer shall agree to pay the sum of $70,000,000 (“Buyer Escrow Amount”) and QR shall agree to pay the sum of $20,000,000 (“QR Escrow Amount”) (together, the “Escrow Amount”) to the Escrow Agent to hold in escrow on the terms of this agreement.

B The Escrow Agent will hold and distribute the Escrow Amount and any interest or other income earned thereon in accordance with the terms of this agreement.

Governing law	New South Wales

Date of agreement	See Signing page

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Escrow Agreement

General terms

1	Appointment of Escrow Agent

(a)	Each of WRH, GWI, the Buyer and QR appoints the Escrow Agent as escrow agent pursuant to the terms of this agreement.

(b)	The Escrow Agent agrees to act as escrow agent in accordance with the terms of this agreement.

2	Escrow Account

2.1	Establishment of Escrow Account

The Escrow Agent agrees to establish and maintain on behalf of WRH, GWI, the Buyer and QR an account (“Escrow Account”) into which the Buyer will deposit the Buyer Escrow Amount and QR will deposit the QR Escrow Amount by 14 February 2006. That account is as follows:

Account Name:	MSJ ITF Wesfarmers Railroad Holdings Pty Ltd, GWI Holdings Pty Ltd, Babcock & Brown WA Rail Pty Ltd & QRNational West Pty Ltd
BSB No.:	082-057
Account No.:	59-745-6800

The Escrow Agent will have sole and exclusive control over the Escrow Account. The Escrow Agent will not have any interest in the Escrow Account or the Fund (as defined below) but shall serve as escrow agent only. To the extent required by law, the Escrow Agent will segregate the funds credited to the Escrow Account from its other funds held as an agent or in trust.

2.2	Investment; Losses

(a)	The Escrow Agent must invest and reinvest the Fund (as defined below) in the Escrow Account.

(b)	For the purposes of this agreement, “Fund” means the Escrow Amount received by the Escrow Agent in its capacity as such, including any interest or other income earned on investment of the Escrow Amount.

(c)	The Escrow Agent will not be liable for any losses sustained as a result of investment of the Fund in the Escrow Account.

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3	Release from Escrow

3.1	Payments from Escrow Account

The Escrow Agent must not release the Fund or make any payment out of the Fund or Escrow Account except:

(a)	in accordance with joint written instructions from time to time substantially in the form of Schedule 1 to this agreement signed by WRH’s Authorised Signatories, GWI’s Authorised Signatories, the Buyer’s Authorised Signatories and QR’s Authorised Signatories and delivered to the Escrow Agent in accordance with clause 9. Written instructions may be given on more than one occasion but will be given no later than 1 August 2006; or

(b)	in accordance with clause 5.3 or clause 8.1(d).

The parties acknowledge and agree that any joint written instructions delivered pursuant to this agreement may be executed in any number of counterparts. Subject to clause 9, those joint written instructions will be deemed received by the Escrow Agent upon receipt of the last executed counterpart.

3.2	Payment

Notwithstanding anything to the contrary in any joint written instructions given to the Escrow Agent pursuant to clause 3.1(a), the Escrow Agent need not pay any amount out of the Fund sooner than two Business Days after its receipt of that direction.

3.3	Re-deposit of amounts released

It is acknowledged that, in the event that the Fund has not been paid out in full as at 30 June 2006, joint written instructions as contemplated by clause 3.1(a) may be given to the Escrow Agent directing it to release an aggregate amount equal to the accrued interest on the Fund as at 30 June 2006 and, following such payments, WRH, GWI, the Buyer and/or QR may re-deposit in the Escrow Account amounts equal to the amounts paid out to them. For the avoidance of doubt, any such sums re-deposited in the Escrow Account shall form part of the Fund and shall be dealt with in accordance with this agreement.

4	Obligations of the Escrow Agent

(a)	The duties and obligations of the Escrow Agent will be determined solely by reference to the express terms of this agreement.

(b)	The Escrow Agent need not recognise any agreement (including with respect to the Fund) to which the Escrow Agent is not a party.

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5	Liability of Escrow Agent

5.1	No liability

The Escrow Agent will not be liable for any:

(a)	error of judgment made in good faith; or

(b)	act done or omitted to be done,

except in relation to its own fraud or negligence.

5.2	Reliance

The Escrow Agent may without incurring any liability rely upon:

(a)	the accuracy, execution, validity and effectiveness of, and need not verify the contents, of an instrument, notice, resolution, direction, consent, certificate, affidavit or statement received pursuant to this agreement which is apparently regular on its face, including any joint written instructions received from WRH, GWI, the Buyer and QR; and

(b)	the validity of any signature of WRH’s Authorised Signatories, GWI’s Authorised Signatories, the Buyer’s Authorised Signatories and QR’s Authorised Signatories on any document received pursuant to this agreement if the Escrow Agent in good faith believes the signature to be genuine.

5.3	Disagreement between WRH, GWI, the Buyer and QR

In the event of any disagreement between WRH, GWI, the Buyer and QR resulting in conflicting or inconsistent claims or demands being made in connection with this agreement, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent will be entitled to retain all funds, documents and instruments until it has received:

(a)	a final order of a court of competent jurisdiction after all avenues of appeal have been exhausted, waived or not exercised, directing the Escrow Agent how to act in connection therewith; or

(b)	a written agreement executed by WRH, GWI, the Buyer and QR directing the Escrow Agent how to act,

in which event it must act in accordance with such order or agreement. Any court order must be accompanied by an opinion of counsel for the presenting party satisfactory to the Escrow Agent to the effect that that order is final and all avenues of appeal have been exhausted, waived or not exercised.

5.4	Agent may seek advice

The Escrow Agent may seek the advice of counsel with respect to any material matter relating to this agreement, the reasonable cost of which is to be equally borne by WRH and GWI (as to 50% between them), the Buyer (as to 25%) and QR (as to 25%). Any such costs may be deducted from the Escrow Amount.

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5.5	Application of law

The Escrow Agent will not incur any liability in respect of any failure to act to the extent (if any) to which it is hindered, prevented or forbidden from so acting because of any applicable present or future law or order or judgment of any court of competent jurisdiction.

5.6	Escrow Agent not to account

The Escrow Agent will not be liable to account to any party for any payment made by the Escrow Agent in good faith and on reasonable grounds to any fiscal authority for taxes with respect to the Fund or with respect to any transaction under this agreement, notwithstanding that any such payment ought or need not have been made.

5.7	No liability in relation to transmission

The Escrow Agent is not liable for the loss of any funds during transmission between the Escrow Agent, on the one hand, and WRH and GWI and/or the Buyer and QR, on the other hand (or vice versa) except to the extent that such loss is caused by the fraud or negligence of the Escrow Agent.

5.8	Fund insurance

The Escrow Agent is not responsible for insuring the Fund or any part of it.

6	GST

All amounts payable to the Escrow Agent by another party pursuant to this agreement are exclusive of Goods and Services Tax (“GST”). At the time a payment is due to be made to the Escrow Agent pursuant to this agreement (other than the Escrow Amount and any other additions to the Fund), the party making the payment must also pay to the Escrow Agent the amount of any GST applicable to that payment.

7	Indemnity

7.1	Application

Clauses 7.2 and 7.3 apply in addition and without prejudice to any indemnity allowed by law and to the maximum extent permitted by law.

7.2	Indemnity by WRH, GWI, the Buyer and QR

Each of WRH, GWI, the Buyer and QR must jointly and severally indemnify the Escrow Agent against all costs, expenses, taxes and liabilities incurred by the Escrow Agent in connection with this agreement or the reasonable acts and omissions of the Escrow Agent in performance of its obligations under this agreement, except to the extent that any such costs, expenses or liabilities are caused by fraud, misconduct or negligence on the part of Escrow Agent.

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7.3	Nature of indemnification

Without limitation to the generality of clause 7.2, each of WRH, GWI, the Buyer and QR must jointly and severally indemnify the Escrow Agent and keep it indemnified from and against:

(a)	all liability for costs reasonably incurred (including on a solicitor and client basis) and all expenses reasonably incurred by the Escrow Agent:

(i)	in defending any proceedings, criminal or civil, relating to it holding office as, or any act or omission taken or made by it as Escrow Agent;

(ii)	in connection with any administrative proceedings, relating to it holding office as, or any act or omission taken or made by it as, Escrow Agent; or

(iii)	in connection with any application in relation to proceedings relating to it holding office as, or any act or omission taken or made by it as, Escrow Agent; and

(b)	any order for payment of the costs of other parties to proceedings of the nature referred to in clause 7.3(a),

except if the proceedings are in relation to fraud, misconduct or negligence by the Escrow Agent.

7.4	Benefit of indemnity

The indemnities in clauses 7.2 and 7.3 are provided to the Escrow Agent in its own right and also for the benefit of each of its partners and employees.

7.5	Indemnity continuous

The indemnities in clause 7.2 and 7.3:

(a)	continue irrespective of one or more previous applications of the provisions;

(b)	continue in full force and effect notwithstanding that the Escrow Agent may have ceased to hold office as such; and

(c)	continue in full force and effect notwithstanding the termination of this agreement.

8	Retirement of Escrow Agent; Termination

8.1	Retirement

(a)	The Escrow Agent may retire as Escrow Agent by giving written notice to WRH, GWI, the Buyer and QR specifying its intention to do so and nominating a proposed effective date for its retirement.

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(b)	Any retirement by the Escrow Agent will not be effective until a successor escrow agent reasonably acceptable to WRH, GWI, the Buyer and QR has agreed to act as such on the terms set out in this agreement (or such other terms as that party may agree).

(c)	Upon receipt of the notice of intention by the Escrow Agent to retire, WRH, GWI, the Buyer and QR must use all reasonable endeavours to arrange for a successor escrow agent to be appointed as soon as possible and the Escrow Agent will do all things necessary to assist in relation to the appointment.

(d)	Upon the date on which a successor escrow agent is jointly appointed by WRH, GWI, the Buyer and QR (which appointment must be communicated to the Escrow Agent in writing), the Escrow Agent must tender the remaining balance of the Fund to such successor escrow agent. Upon tendering those funds, the Escrow Agent will have no further obligation hereunder in respect of any period after tendering those funds.

8.2	Termination

This agreement will terminate upon the earlier to occur of:

(a)	the written agreement of the parties;

(b)	disbursement of the entire Fund in accordance with this agreement; and

(c)	the resignation of the Escrow Agent and transfer of the Fund to a successor escrow agent as contemplated in clause 8.1(d).

9	Notices

9.1	Form

Unless expressly stated otherwise in this agreement, all notices, certificates, consents, approvals, waivers and other communications in connection with this agreement (“Notices”) must be in writing, signed by a person authorised by the sending party and must be marked for the attention of the representative of the receiving party listed in the Details, or if the recipient has notified otherwise, then marked for attention in the last way notified.

9.2	Delivery

All Notices to a party must be:

(a)	left at the address set out or referred to in the Details; or

(b)	sent by prepaid ordinary post (airmail if appropriate) to the address set out or referred to in the Details; or

(c)	sent by fax to the fax number set out or referred to in the Details; or

(d)	given in any other way permitted by law.

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However, if the intended recipient has notified a changed fax number or postal address then the Notice must be sent to that number or address.

9.3	When effective

Notices take effect from the time they are received unless a later time is specified.

9.4	Receipt - post

If sent by post, Notices are taken to have been received three days after posting (or seven days after posting if posted to or from a place outside Australia).

9.5	Receipt - fax

If sent by fax, Notices are taken to have been received at the time shown in the transmission report as the time that the whole fax was sent.

9.6	Receipt - general

Despite clauses 9.4 (“Receipt - post”) and 9.5 (“Receipt - fax”), if Notices are received after 5.00 pm in the place of receipt or on a non-Business Day, they are taken to be received at 9.00 am on the next Business Day.

10	Governing Law, Jurisdiction and Service of Process

10.1	Governing law

This agreement is governed by the law in force in the State of New South Wales.

10.2	Jurisdiction

Each party submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them. Each party waives any right it has to object to an action, suit or proceeding being brought in those courts, including by claiming that action, suit or proceeding has been brought in an inconvenient forum or that those courts do not have jurisdiction.

10.3	Serving documents

Without preventing any other method of service, any document in an action, suit or proceeding may be served on a party by being delivered or left at that party’s address set out or referred to in the Details.

11	General

11.1	Prompt performance

If this agreement specifies when a party must perform an obligation, the party must perform that obligation by the time specified. The parties agree to perform all other obligations promptly.

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11.2	Rights and obligations are unaffected

Rights and obligations under this agreement and the liability of the parties under it are not affected by anything which might otherwise affect them by law.

11.3	Costs

Except as expressly provided in this agreement, each party to this agreement must pay its own costs and expenses in connection with the negotiation, preparation and execution of this agreement.

11.4	Stamp duty

The Buyer and QR must bear any stamp duty (including fines and penalties) chargeable, payable or assessed on this agreement and on any instruments executed under this agreement. The Buyer and QR agree to indemnify the Escrow Agent on demand against any liability for any such stamp duty.

11.5	Assignment

(a)	The rights and obligations of each party under this agreement are personal. Subject to clause 11.5(b), no party may assign or otherwise deal with its rights under this agreement without the prior written consent of the other parties, which consent must not be unreasonably withheld or delayed.

(b)	The Buyer may assign the benefit of this agreement to, or encumber any of its rights under this agreement in favour of, any of its banks or financiers from time to time including but not limited to any person providing financial accommodation to the Buyer or its subsidiaries.

11.6	Confidentiality

Each party agrees not to disclose any information provided by any other party in connection with this agreement that is not publicly available (including the existence or contents of this agreement) except:

(a)	to any person in connection with an exercise of rights or a dealing with rights or obligations under this agreement; or

(b)	to any party to this agreement or any related entity of any party to this agreement; or

(c)	to directors, officers, employees, legal and other advisers and auditors of the parties or their related entities; or

(d)	in the case of QR, to the shareholding ministers of Queensland Rail and their ministerial and departmental aides, officers and advisers; or

(e)	with the consent of the party who provided the information (such consent not to be unreasonably withheld or delayed); or

(f)	as required by any law or stock exchange.

Each party consents to disclosures made in accordance with this clause 11.6.

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11.7	Exercise of rights

A party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy does not prevent a further exercise of that or of any other right, power or remedy. Failure by a party to exercise or delay in exercising a right, power or remedy does not prevent its exercise.

11.8	Supervening legislation

Any present or future legislation which operates to vary the obligations of a party in connection with this agreement with the result that another party’s rights, powers or remedies are adversely affected (including by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

11.9	Waiver and amendment

A provision of this agreement or right created under it may not be:

(a)	waived other than expressly in writing by the party granting the waiver; or

(b)	amended, modified or varied except in writing signed by all parties.

11.10	Construction

No rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of, or seeks to rely on, this agreement or any part of it.

11.11	Severability

If the whole or any part of a provision of this agreement is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this agreement has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause 11.11 has no effect if the severance alters the basic nature of this agreement or is contrary to public policy.

11.12	Entire agreement

This agreement constitutes the entire agreement of the parties about its subject matter and supersedes all previous negotiations, understandings and agreements, if any, on that subject matter.

11.13	Counterparts

This agreement may be executed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

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12	Definitions and Interpretation

12.1	Definitions

In this agreement, unless the context otherwise requires:

Buyer’s Authorised Signatories means any one or more of Berry Talintyre, John Fanning, Matthew Paget and Michael Larkin.

Business Day means a day other than a Saturday, Sunday, public holiday or bank holiday in Perth, Sydney or Brisbane.

GWI’s Authorised Signatories means any one or more of Mark Hastings, John Hellman and Adam Frankel.

QR’s Authorised Signatories means any one or more of Robert Ernest Scheuber, Stephen Patrick Cantwell, Cary Rance Clarke and David Henry Drew.

WRH’s Authorised Signatories means any one or more of Richard Goyder, David Robb and Gene Tilbrook.

12.2	Interpretation

Unless the contrary intention appears, a reference in this agreement to:

(a)	(clauses, annexures and schedules) a clause, annexure or schedule is a reference to a clause in or annexure or schedule to this agreement;

(b)	(variations or replacements) a document (including this agreement) includes any variation or replacement of it;

(c)	(reference to statutes) a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

(d)	(singular includes plural) the singular includes the plural and vice versa;

(e)	(person) the word “person” includes an individual, a firm, a body corporate, a partnership, joint venture, an unincorporated body or association, or any government agency;

(f)	(executors, administrators, successors) a particular person includes a reference to the person’s executors, administrators, successors, substitutes (including persons taking by novation) and assigns;

(g)	(two or more persons) an agreement, representation or warranty in this agreement in favour of two or more persons is for the benefit of them jointly and each of them individually;

(h)	(jointly and individually) an agreement, representation or warranty on the part of two or more persons binds them jointly and each of them individually;

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(i)	(dollars) Australian dollars, dollars, $ or A$ is a reference to the lawful currency of Australia;

(j)	(calculation of time) if a period of time dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

(k)	(reference to a day) a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later;

(l)	(reference to a group of persons) a group of persons or things is a reference to any two or more of them jointly and to each of them individually;

(m)	(meaning not limited) the words “include”, “including”, “for example” or “such as” are not used as, nor are they to be interpreted as words of limitation, and when introducing an example, do not limit the meaning of the words to which the example relates to that example or examples of a similar kind;

(n)	(next day) if an act under this agreement to be done by a party on or by a given day is done after 5.00 pm on that day, it is taken to be done on the next day;

(o)	(next Business Day) if an event must occur on a stipulated day which is not a Business Day then the stipulated day will be taken to be the next Business Day; and

(p)	(time of day) time is a reference to Sydney time.

12.3	Headings

Headings (including those in brackets at the beginning of paragraphs) are for convenience only and do not affect the interpretation of this agreement.

EXECUTED as an agreement.

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Escrow Agreement

Schedule 1 - Form of Joint Written Instructions

[Date]

Mallesons Stephen Jaques

Level 60, Governor Phillip Tower

1 Farrer Place

Sydney, 2000

Attention: Dave Poddar

Dear Sirs

Irrevocable Direction to Release Funds from Escrow Account

This notice is a joint written instruction for purposes of clause 3.1(a) of the Escrow Agreement dated                     , 2006. Capitalised terms used in this notice have the meaning given to them in the Escrow Agreement.

1.	This notice serves an irrevocable direction for you to pay:

(a)	[the sum of $ from the Escrow Account to [insert name] on [insert date];]

(b)	[the sum of $ from the Escrow Account to [insert name] on [insert date];]

(c)	the sum of $ from the Escrow Account to [insert name] on [insert date]; and

(d)	the sum of $ from the Escrow Account to [insert name] on [insert date],

such payments together constituting disbursement of the entire [Fund / amount of interest accrued on the Fund].

2.	Such payments are to be made by means of [insert means of payment, either cheque or EFT to a specified account].

3.	Each signatory to this notice certifies that an event has occurred under the agreements between WRH, GWI, the Buyer and QR which means that funds are to be released from the Escrow Account in accordance with this joint written instruction.

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Yours faithfully,

WESFARMERS RAILROAD HOLDINGS PTY LTD	GWI HOLDINGS PTY LTD

Print Name: [Director / Authorised Signatory]	Print Name: [Director / Authorised Signatory]

Print Name: [Director / Authorised Signatory]	Print Name: [Director / Authorised Signatory]

BABCOCK & BROWN WA RAIL PTY LTD	QRNATIONAL WEST PTY LTD

Print Name: [Director / Authorised Signatory]	Print Name: [Director / Authorised Signatory]

Print Name: [Director / Authorised Signatory]	Print Name: [Director / Authorised Signatory]

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Escrow Agreement

Signing page

DATED: 13 FEBRUARY 2006

SIGNED by NICOLA WAKEFIELD EVANS as attorney for WESFARMERS RAILROAD HOLDINGS PTY LTD under power of attorney dated 13 Feb. 2006 in the presence of:	)
)
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)
)
)
) ) ) ) )
/s/ Fergus Smith		/s/ Nicola Wakefield Evans
Signature of witness		By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney

FERGUS SMITH
Name of witness (block letters)

SIGNED by NICOLA WAKEFIELD EVANS as attorney for GWI HOLDINGS PTY LTD under power of attorney dated 12 February 2006 in the presence of:	)
)
)
)
)
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)
) ) ) ) ) )
/s/ Fergus Smith		/s/ Nicola Wakefield Evans
Signature of witness		By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney

FERGUS SMITH
Name of witness (block letters)

SIGNED by MICHAEL LARKIN as attorney for BABCOCK & BROWN WA RAIL PTY LTD under power of attorney dated 10 Feb. 2006 in the presence of:	)
)
)
)
)
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)
) ) ) ) ) )
/s/ Glenda Thomas		/s/ Michael Larkin
Signature of witness		By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney

GLENDA THOMAS
Name of witness (block letters)

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SIGNED by A.J. MUNTON as attorney for QRNATIONAL WEST PTY LTD under power of attorney dated 13 Feb. 2006 in the presence of:	)
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)
)
)
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) ) ) ) ) )
/s/ Fergus Smith		/s/ A.J. Munton
Signature of witness		By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney

FERGUS SMITH
Name of witness (block letters)

EXECUTED by MALLESONS STEPHEN JAQUES	) ) ) ) ) )
WITNESS	) ) ) ) ) )	/s/ Nicola Wakefield Evans
/s/ Fergus Smith		Signature of partner
FERGUS SMITH
NICOLA WAKEFIELD EVANS
Name of partner

© Mallesons Stephen Jaques final escrow agreemtn.doc	Escrow Agreement	17